ALEXANDER & BALDWIN, INC.

Subsidiaries as of February 1, 2016

Name of Subsidiary	State or Other Jurisdiction Under Which Organized

SUBSIDIARIES AND RELATED ENTITIES*
A&B II, LLC	Hawaii
A&B EKS Holdings LLC	Hawaii
A&B EKS LH LLC	Hawaii
Entities in which A&B II, LLC is involved as a member and/or manager:
Pohaku Pa’a, LLC**	Hawaii
Grace Pacific LLC	Hawaii
G P Maintenance Solutions, Inc	Hawaii
G P Roadway Solutions, Inc.	Hawaii
Grace Pacific Precast, Inc.	Hawaii
Niu Construction, Inc.	Hawaii
Oahu Paving Company, Inc.	Hawaii
Entities in which Grace Pacific LLC is involved as a member and/or manager:
GLP Asphalt LLC**	Hawaii
GP/RM Prestress, LLC**	Hawaii
Maui Paving, LLC**	Hawaii
Alexander & Baldwin, LLC	Hawaii
Entities in which Alexander & Baldwin, LLC is involved as a member and/or manager:
A&B Gateway LLC	Hawaii
A&B KRS II LLC	Hawaii
A&B Little Cottonwood LLC	Delaware
A&B Lot 100 LLC	Hawaii
A&B Mililani Investment LLC	Hawaii
A&B Napili LLC	Hawaii
AB Hawaii Royal MacArthur LLC	Hawaii
ABI Concorde LLC	Hawaii
ABI Mililani Gateway South LLC	Hawaii
ABL Ag. LLC	Hawaii
ABL Exchange LLC	Hawaii
ABL Hahani LLC	Hawaii
ABL Hamakua LLC	Hawaii
ABL Kakaako Commerce 1 LLC	Hawaii
ABL Kakaako Commerce 2 LLC	Hawaii
ABL Kelo LLC	Hawaii
ABL 233 Lahainaluna Road LLC	Hawaii

McBryde Sugar Company, LLC	Hawaii
McBryde Resources, Inc.	Hawaii
Entities in which McBryde Sugar Company, LLC is involved as a member and/or manager:
McBryde Concorde LLC	Hawaii
WTEI, LLC	Hawaii
A & B Properties, Inc.	Hawaii
Entities in which A & B Properties, Inc. is involved as a member and/or manager

A&B Airport Hotel LLC	Hawaii
A&B Alakea LLC	Hawaii
A&B Deer Valley LLC	Delaware
A&B Guam LLC	Hawaii
A&B Hokua LLC	Hawaii
A&B Ka Milo LLC	Hawaii
A&B Kakaako LLC	Hawaii
A&B Kane LLC	Hawaii
A&B Kihei LLC	Hawaii
Kamalani Ventures LLC	Hawaii
A&B Kukui’ula Fairway Homes LLC	Hawaii
ABP-EWP Development LLC**	Hawaii
A&B Lanihau LLC	Hawaii
A&B Manoa LLC	Hawaii
A&B MF-11 LLC	Hawaii
Keala O Wailea LLC**	Hawaii
A&B MLR LLC	Hawaii
MLR Golf Partners LLC**	Hawaii
A&B Ninigret LLC	Hawaii
A&B P&L LLC	Hawaii
A&B Riverside LLC	Hawaii
A&B Santa Barbara LLC	Hawaii
Santa Barbara Land and Ranching	Delaware
Company, LLC**
A&B Visalia 1 LLC	Hawaii
A&B Visalia 3 LLC	Delaware
A&B Waianae LLC	Delaware
A&B Waiawa LLC	Hawaii
A&B Waikiki LLC	Hawaii
A&B Wailea LLC	Hawaii
Wailea MF-7 LLC	Hawaii
Wailea MF-8 LLC	Hawaii
Kai Malu Wailea LLC**	Hawaii
A&B Waipio 100 LLC	Hawaii
A&B Waipio Shopping Center LLC	Hawaii

A&B Westridge LLC**	California
AB Properties Concorde LLC	Hawaii
ABP Deer Valley LLC	Delaware
ABP Kailua Road LLC	Hawaii
ABP Kakaako Commerce 1 LLC	Hawaii
ABP Kakaako Commerce 2 LLC	Hawaii
ABP Komohana LLC	Hawaii
ABP Mililani Gateway LLC	Hawaii
ABP Mililani Gateway South LLC	Hawaii
ABP Napili LLC	Hawaii
ABP Pearl Highlands LLC	Hawaii
ABP Residuary LLC	Hawaii
ABP Savannah-A LLC	Hawaii
ABP Savannah-B LLC	Hawaii
ABP Ulupuni LLC	Hawaii
ABP Windward LLC	Hawaii
ABX Napili LLC	Hawaii
Aikahi Park Holdings LLC	Hawaii
Avenue Penn LLC	Hawaii
Blacksand Hawaii Investment LLC	Hawaii
Brydeswood Water Company	Hawaii
Centre Pointe Marketplace, LLC**	California
Crossroads Plaza Development	California
Partners, LLC**
EOK 4607 LLC	Hawaii
Estates of Kahala LLC	Hawaii
4607 Kahala LLC**	Hawaii
Hokua Development Group LLC**	Hawaii
Kahului Town Center LLC	Hawaii
Kamuela Associates LLC**	Hawaii
KDC, LLC	Hawaii
BKDC Kauai Estates LLC**	Hawaii
Kukui’ula Development Company	Hawaii
(Hawaii), LLC**
KDCH Workforce Housing LLC**	Hawaii
Koloa Housing I LLC**	Hawaii
Kukui’ula Makai LLC**	Hawaii
Kukui’ula South Shore Community	Hawaii
Services, LLC**
Makai Cottage Model, LLC**	Hawaii
Kukui’ula Housing Development LLC**	Hawaii
Kukui’ula Model Home LLC**	Hawaii
Lodge Hale Development, LLC**	Hawaii
Kukui’ula Housing Development II,	Hawaii
LLC**

Kainani Villas, LLC**	Hawaii
Kukui’ula Residential Development,	Hawaii
LLC**
Kukui’ula Village LLC**	Delaware
Keawe Development LLC	Hawaii
Kewalo Development LLC**	Hawaii

KKV Management LLC	Hawaii
Kona Development Group LLC**	Hawaii
Palmdale Trade & Commerce Center, LLC**	California
Panama and Gosford Retail, LLC**	California
Port Allen Residential LLC	Hawaii
Rye Canyon Office Partners, LLC**	California
Square One Lahaina LLC	Hawaii
The Collection LLC	Hawaii
Wailea Estates LLC	Hawaii
Wailea Water Services LLC	Hawaii
Waimanu Development LLC	Hawaii
WDCI Deer Valley LLC	Delaware
WDCI Heritage LLC	Hawaii
WDCI Komohana LLC	Hawaii
Agri-Quest Development Company, Inc.	Hawaii
East Maui Irrigation Company, Limited	Hawaii
Entities in which East Maui Irrigation Company, Limited is involved as a member and/or manager:

EMI Kakaako Commerce LLC	Hawaii
EMI Residuary LLC	Hawaii
Hawaiian DuraGreen, Inc.	Hawaii
Kahului Trucking & Storage, Inc.	Hawaii
Kauai Commercial Company, Incorporated	Hawaii
Kukui’ula Development Company, Inc.	Hawaii
Entities in which Kukui’ula Development Company, Inc. is involved as a member and/or manager:

South Shore Resources LLC	Hawaii
Ohanui Corporation	Hawaii
Division: Hawaiian Commercial & Sugar Company	Hawaii

OTHER RELATED ENTITIES
Alexander & Baldwin Foundation	Hawaii
Alexander & Baldwin Sugar Museum	Hawaii
Hawaiian Sugar & Transportation Cooperative	Hawaii
(a Hawaii agricultural cooperative association)

INACTIVE SUBSIDIARIES*	Hawaii
A & B Inc.

* Wholly-owned unless otherwise indicated.
** Partial ownership.
*** Currently managed by third party.